Consolidated Statements of Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Statement
Revenues	$ 277,370	$ 191,157
Cost of sales	(9,115)	(6,738)
Depletion	(35,770)	(32,607)
Gross profit	232,485	151,812
Other operating expenses
General and administrative	(20,932)	(18,298)
Business development	(9,293)	(5,632)
Impairment of royalty, stream and other interests	(5,495)	(49,558)
Operating income	196,765	78,324
Interest income	4,021	4,153
Finance costs	(4,475)	(7,966)
Foreign exchange gain (loss)	645	(4,424)
Share of loss of associates	(14,178)	(30,025)
Other gains (losses), net	58,607	(9,920)
Earnings before income taxes	241,385	30,142
Income tax expense	(35,297)	(13,875)
Net earnings	$ 206,088	$ 16,267
Net earnings per share
Basic	$ 1.1	$ 0.09
Diluted	$ 1.09	$ 0.09